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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2000

         Providian National Bank (formerly First Deposit National Bank)
                    on behalf of the Providian Master Trust
                   (formerly the First Deposit Master Trust)

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              (Exact name of registrant as specified in charter)

                                     333-55817
United States of America             333-39856                  02-0118519
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)       File No.)               Identification No.)


               295 Main Street
           Tilton, New Hampshire                              03276
     ---------------------------------                   ------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (603) 286-4348
                                                      ----------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Exhibit 4.1 Series 2000-3 Supplement dated as of November 1, 2000 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, between Providian National Bank, Seller and Servicer, and Bankers Trust Company, Trustee.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                   PROVIDIAN MASTER TRUST

                              By:  PROVIDIAN NATIONAL BANK,
                                   Servicer

                              By:  /s/ Gwinneth C. Berexa
                                   ------------------------------
                                   Gwinneth C. Berexa
                                   Vice President

                                                                               2

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     Date: November 28, 2000

                                 EXHIBIT INDEX
Exhibit No.

Exhibit 4.1 Series 2000-3 Supplement dated as of November 1, 2000 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, between Providian National Bank, Seller and Servicer, and Bankers Trust Company, Trustee.